Exhibit 99.1

Xtant Medical Announces $9.75 Million Private Investment

Upon completion of first closing, Stavros Vizirgianakis to become Non-Executive Chairman

BELGRADE, MT, August 24, 2022 – Xtant Medical Holdings, Inc. (NYSE American: XTNT), a global medical technology company focused on surgical solutions for the treatment of spinal disorders, today announced it has entered into a securities purchase agreement to sell Xtant common stock and warrants to a select group of accredited investors led by Stavros Vizirgianakis, a successful biotechnology executive and investor. The gross proceeds to the Company from the transaction are expected to be approximately $9.75 million, before deducting estimated offering expenses payable by the Company.

Xtant intends to use the net proceeds from the transaction to support working capital and other general corporate purposes.

Upon completion of the first closing, Mr. Vizirgianakis will become Non-Executive Chairman of the Board of Xtant Medical.

Subject to the terms and conditions of the securities purchase agreement and related agreements, the investors have agreed to purchase approximately 20.3 million newly issued shares of Xtant’s common stock, at a price of $0.48 per share, and warrants to purchase up to approximately 5.1 million additional shares of Xtant’s common stock, with an exercise price of $0.48 per share.

The closing of the transaction is expected to occur in two tranches. The first closing is expected to occur on or about August 26, 2022, subject to the satisfaction of customary closing conditions and the receipt of regulatory approvals, including the approval of the NYSE American. At the first closing, the investors will purchase approximately 14.1 million shares of common stock and warrants to purchase approximately 3.5 million shares of common stock for an aggregate purchase price of approximately $6.75 million. The second closing is expected to occur in the beginning of October 2022 after the filing and mailing of a definitive information statement to Xtant’s stockholders informing them of the receipt of stockholder approval in favor of the second tranche of the private placement under the continued listing requirements of the NYSE American and satisfaction of other customary closing conditions. At the second closing, the investors will purchase approximately 6.2 million shares of common stock and warrants to purchase approximately 1.6 million shares of common stock for an aggregate purchase price of $3.0 million. The warrants will be immediately exercisable and expire on the five-year anniversary of the first closing.

Xtant Medical received legal advice in the transaction from Fox Rothschild LLP. Holland & Knight LLP provided legal advice to Stavros Vizirgianakis in connection with the transaction.

The private placement is being made pursuant to the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (SEC), and the securities being sold in the private placement may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the common shares as well as the common shares issuable upon exercise of the warrants issued in the private placement.

This release does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares offered have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the securities act and applicable state securities laws or an applicable exemption from registration requirements.

About Xtant Medical Holdings, Inc.

Xtant Medical Holdings, Inc. (www.xtantmedical.com) is a global medical technology company focused on the design, development, and commercialization of a comprehensive portfolio of orthobiologics and spinal implant systems to facilitate spinal fusion in complex spine, deformity and degenerative procedures. Xtant people are dedicated and talented, operating with the highest integrity to serve our customers.

The symbols ™ and ® denote trademarks and registered trademarks of Xtant Medical Holdings, Inc. or its affiliates, registered as indicated in the United States, and in other countries. All other trademarks and trade names referred to in this release are the property of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “intends,” ‘‘expects,’’ ‘‘anticipates,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘estimates,’’ “continue,” “future,” ‘‘will,’’ “potential,” “going forward,” similar expressions or the negative thereof, and the use of future dates. Forward-looking statements in this release include the Company’s expectations regarding the private placement, the timing for the two closings and the anticipated gross proceeds and use of net proceeds from the private placement. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: risks and uncertainties surrounding the private placement; the Company’s future operating results and financial performance; the ability to increase or maintain revenue; possible future impairment charges to long-lived assets and goodwill and write-downs of excess inventory if revenues continue to decrease; the ability to remain competitive; the ability to innovate, develop and introduce new products; the ability to engage and retain new and existing independent distributors and agents and qualified personnel and the Company’s dependence on key independent agents for a significant portion of its revenue; the effect of the COVID-19 pandemic and hospital staffing shortages on the Company’s business, operating results and financial condition, especially when they affect key markets; the Company’s ability to implement successfully its future growth initiatives and risks associated therewith; the effect of product sales mix changes on the Company’s financial results; government and third-party coverage and reimbursement for Company products; the ability to obtain and maintain regulatory approvals and comply with government regulations; the effect of product liability claims and other litigation to which the Company may be subject; the effect of product recalls and defects; the ability to obtain and protect Company intellectual property and proprietary rights and operate without infringing the rights of others; the ability to service Company debt, comply with its debt covenants and access additional indebtedness; the ability to obtain additional financing on favorable terms or at all; and other factors. Additional risk factors are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (SEC) on March 8, 2022 and subsequent SEC filings by the Company, including without limitation its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 4, 2022. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

Investor Relations Contact

David Carey

Lazar FINN

Ph: 212-867-1762

Email: david.carey@finnpartners.com